SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 22, 2018
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                Emerging growth company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                     [ ]

__________________

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders

Principal Financial Group, Inc.’s (the “Company”) annual meeting of shareholders was held on May 22, 2018 (the “2018 Annual Meeting”). The matters that were voted upon at the 2018 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below. Abstentions and broker non-votes were treated as being present at the meeting for the purpose of determining a quorum, but were not counted as votes.

At the 2018 Annual Meeting, the shareholders elected four Class II directors each for a term expiring at the Company’s 2021 Annual Meeting(1). In addition, the shareholders approved, on an advisory basis, the compensation paid to the Company’s Named Officers as disclosed in the Proxy Statement(2). Finally the shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for 2018(3).

The voting results were as follows:

(1)	Election of Directors

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
Roger C. Hochschild	186,567,752	4,050,558	478,255	20,468,840
Daniel J. Houston	181,030,759	9,161,323	904,483	20,468,840
Diane C. Nordin	189,361,309	1,277,308	457,948	20,468,840
Elizabeth E. Tallett	179,804,299	10,855,712	436,555	20,468,840

The directors whose terms of office continued and the years their terms expire are as follows:

Class III Directors Continuing in Office Whose Term Expires in 2019

Michael T. Dan
C. Daniel Gelatt
Sandra L. Helton
Blair C. Pickerell

Class I Directors Continuing in Office Whose Term Expires in 2020

Betsy J. Bernard
Jocelyn Carter-Miller
Scott M. Mills

		Votes For	Votes Against	Abstained	Broker Non-Votes

(2)	Advisory Vote on Executive Compensation	182,651,788	7,426,828	1,017,949	20,468,840
(3)	Ratification of Independent Auditors	205,377,306	5,784,683	403,416	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:     /s/ Karen E. Shaff
Name:    Karen E. Shaff

Title:	Executive Vice President, General Counsel and Secretary

Date:    May 24, 2018